                                                                     Exhibit (q)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below hereby nominates, constitutes and appoints John C. Russell and Michael W. Stamm (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make, execute and sign the Registration Statement filed on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all amendments and supplements thereto of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock of the Fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officers or Directors himself or herself might or could do.

     IN WITNESS WHEREOF, the undersigned officers and Directors have hereunto set their hands this 16 day of April, 2003. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.



/s/ Norman H. Brown, Jr.
------------------------                     --------------------------
Norman H. Brown, Jr.                         Susan G. Leber
Director                                     Treasurer and Principal
                                             Financial Officer



-----------------------                      ---------------------------
Marilyn G. Breslow                           Thomas R. LeViness
Director                                     Director



-----------------------
Peter H. Jennison
President

Union County    )
------------

New Jersey      )       ss:
----------

     On the 16th day of April, 2003, before me personally came Norman H. Brown, Jr. to me known, who, being by me duly sworn, did depose and say that he or she is the person named above and who executed the foregoing instrument; and he or she acknowledged to me that he or she executed the same.



[NOTARY SEAL OF: JILL ALICIA VALENTI]           /s/ Jill Valenti
                                                ----------------
                                                Notary Public

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below hereby nominates, constitutes and appoints John C. Russell and Michael W. Stamm (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make, execute and sign the Registration Statement filed on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all amendments and supplements thereto of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock of the Fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officers or Directors himself or herself might or could do.

     IN WITNESS WHEREOF, the undersigned officers and Directors have hereunto set their hands this 9th day of April, 2003. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.



-----------------------------           ---------------------------------------
Norman H. Brown, Jr.                    Susan G. Leber
Director                                Treasurer and Principal
                                        Financial Officer



/s/ Marilyn G. Breslow
-----------------------------           ---------------------------------------
Marilyn G. Breslow                      Thomas R. LeViness
Director                                Director





-----------------------------
Peter H. Jennison
President

Union County            )
------------
                        )   ss:

New Jersey              )
------------


     On the 9th day of April, 2003, before me personally came Marilyn C. Breslow to me known, who, being by me duly sworn, did depose and say that he or she is the person named above and who executed the foregoing instrument; and he or she acknowledged to me that he or she executed the same.




                                            /s/ Jill Valenti
                                            ----------------
                                            Notary Public


                                           [NOTARY SEAL OF JILL VALENTI]

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below hereby nominates, constitutes and appoints John C. Russell and Michael W. Stamm (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make, execute and sign the Registration Statement filed on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all amendments and supplements thereto of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock of the Fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officers or Directors himself or herself might or could do.

     IN WITNESS WHEREOF, the undersigned officers and Directors have hereunto set their hands this 7 day of April, 2003. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.




------------------------                     --------------------------
Norman H. Brown, Jr.                         Susan G. Leber
Director                                     Treasurer and Principal
                                             Financial Officer



-----------------------                      ---------------------------
Marilyn G. Breslow                           Thomas R. LeViness
Director                                     Director


/s/ Peter H. Jennison
-----------------------
Peter H. Jennison
President

Union County    )
------------
                )       ss:

New Jersey      )
----------

     On the 7th day of April, 2003, before me personally came Peter Jennison to me known, who, being by me duly sworn, did depose and say that he or she is the person named above and who executed the foregoing instrument; and he or she acknowledged to me that he or she executed the same.



[NOTARY SEAL OF: JILL ALICIA VALENTI]           /s/ Jill Valenti
                                                ----------------
                                                Notary Public

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below hereby nominates, constitutes and appoints John C. Russell and Michael W. Stamm (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make, execute and sign the Registration Statement filed on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all amendments and supplements thereto of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock of the Fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officers or Directors himself or herself might or could do.

     IN WITNESS WHEREOF, the undersigned officers and Directors have hereunto set their hands this 01 day of April, 2003. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.



                                             /s/ Susan G. Leber
------------------------                     --------------------------
Norman H. Brown, Jr.                         Susan G. Leber
Director                                     Treasurer and Principal
                                             Financial Officer



-----------------------                      ---------------------------
Marilyn G. Breslow                           Thomas R. LeViness
Director                                     Director



-----------------------
Peter H. Jennison
President

New York             )
--------
                     )     ss:

New York             )
--------

     On the 7th day of April, 2003, before me personally came Susan G. Leber to me known, who, being by me duly sworn, did depose and say that he or she is the person named above and who executed the foregoing instrument; and he or she acknowledged to me that he or she executed the same.



[NOTARY SEAL OF: ALISON A. PROSHAN]             /s/ Alison A. Proshan
                                                ------------------------
                                                Notary Public

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below hereby nominates, constitutes and appoints John C. Russell and Michael W. Stamm (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any and all capacities, to make, execute and sign the Registration Statement filed on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all amendments and supplements thereto of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock of the Fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned officers or Directors himself or herself might or could do.

     IN WITNESS WHEREOF, the undersigned officers and Directors have hereunto set their hands this 8 day of April, 2003. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.




------------------------                     --------------------------
Norman H. Brown, Jr.                         Susan G. Leber
Director                                     Treasurer and Principal
                                             Financial Officer


                                             /s/ Thomas R. LeViness
-----------------------                      ---------------------------
Marilyn G. Breslow                           Thomas R. LeViness
Director                                     Director



-----------------------
Peter H. Jennison
President

State of New York    )
-----------------
                     )    ss:

County of New York   )
------------------

     On the 8th day of April, 2003, before me personally came Thomas R. LeViness to me known, who, being by me duly sworn, did depose and say that he or she is the person named above and who executed the foregoing instrument; and he or she acknowledged to me that he or she executed the same.



[NOTARY SEAL OF: TONG WANG]                     /s/ Tong Wang
                                                ----------------
                                                Notary Public